Exhibit 10.2

PAYOUT LETTER

TO:	HYCROFT MINING HOLDING CORPORATION (the “Borrower”)

AND TO:	AUTAR GOLD CORPORATION (f/k/a Muds Acquisition Sub, Inc.) (“Acquisition Sub”), AUXAG MINING CORPORATION (f/k/a Muds Holdco, Inc.) (“Intermediate Co.”), HYCROFT RESOURCES & DEVELOPMENT, LLC (“Hycroft Resources”) and ALLIED VGH LLC (“Allied VGH”, and together with Acquisition Sub, Intermediate Co. and Hycroft Resources, the “Guarantors”)

AND TO:	DLA PIPER (CANADA) LLP (“DLA”)

RE:	Second Amended and Restated Credit Agreement dated as of March 30, 2022 between the Borrower, as borrower, the Guarantors, as guarantors, Sprott Private Resource Lending II (Collector), LP, as lender (the “Lender”), and Sprott Resource Lending Corp., as arranger, as amended, modified, supplemented, restated or replaced from time to time (the “Credit Agreement”)

DATE:	October 15, 2025

RECITALS:

A.	The Borrower has notified the Lender that the Borrower will repay or otherwise satisfy in full all Obligations (as defined below).

For the purposes of the foregoing, the parties hereto agree as follows:

1.	Definitions.

In this Agreement, in addition to the terms defined above, the following definitions apply:

“Agreement” means this payout letter;

“Continuing Obligations” means (a) all costs and expenses reasonably incurred by the Lender (including all legal fees and expenses on a solicitor and own-client basis) in connection with the settlement of this letter and the release of all liens, encumbrances and security interests granted under the Credit Agreement or the Security as contemplated herein; and (b) all indemnification and other obligations in favour of the Lender or any other person or persons identified under the provisions of the Credit Agreement or any other Facility Documents that are in effect immediately before the effectiveness of this Agreement, which by their terms survive the termination of the Credit Agreement or any other Facility Documents;

“Credit Parties” means collectively, the Borrower and the Guarantors;

“Obligations” means all obligations, indebtedness, liabilities and other sums whatsoever, present and future, direct or indirect, absolute or contingent of the Credit Parties to the Finance Parties (including all Facility Indebtedness, principal, interest, fees, costs, charges and other amounts, whatsoever) under or arising from the Credit Agreement and the other Facility Documents or any of them;

“Security” means all security interests, hypothecs, grants, mortgages, charges, pledges, transfers, assignments, guarantees and other security held from time to time by the Lender securing or intended to secure, directly or indirectly, repayment of the Obligations (including, without limitation, the Security Documents and the documents listed in Schedule B); and

Capitalized terms used in this Agreement and not otherwise defined herein have the meanings given to them in the Credit Agreement.

2.	Payout Amount.

As of 2:00 p.m. Toronto time (the “Cut-off Time”) on October 15, 2025 (the “Payout Date”), the total amount of the Obligations is as set out on Schedule A hereof (the “Initial Payout Amount”). Payments received by the Lender after the Cut-off Time on any day, including on the Payout Date, will be deemed to have been received by the Lender on the next following Business Day and will be subject to an increase by an amount equal to a per diem amount set out on Schedule A hereof (“Per Diem Amount”) for each additional day after the Payout Date, until the Obligations are repaid in full on or before the Cut-off Time on such date in accordance with the terms and conditions of this Agreement.

The Initial Payout Amount has been calculated as at the Cut-off Time on the Payout Date.

3.	Payment.

The Borrower will pay the Initial Payout Amount plus any applicable Per Diem Amount (collectively, the “Payout Amount”) to the Lender by wire transfer to the account of the Lender set out on Schedule A. The Lender hereby confirms that the Payout Amount represents all Obligations (other than any Continuing Obligations) that the Borrower owes to the Lender under the Facility Documents. The Payout Amount is an enforceable obligation of the Borrower payable to the Lender pursuant to the provisions of or arising from the Credit Agreement and the other Facility Documents or any of them without any deduction, offset, defense or counterclaim.

4.	Release and Reconveyance.

Effective upon the receipt by the Lender of the Payout Amount in full made in accordance with this Agreement and the receipt by the Lender of a copy of this Agreement executed and delivered by the Credit Parties (the date on which such condition has been satisfied being referred to as the “Release Date”), automatically and without any further action by any person except as indicated below:

(a)	the Obligations (other than any Continuing Obligations) are paid and satisfied in full;

(b)	the Lender has no further obligation to extend credit to the Borrower (or any other Credit Party) under the Credit Agreement, any other Facility Document or otherwise;

(c)	the Facility Documents and the rights and obligations, whether present or future, actual or contingent, (other than any Continuing Obligations) of the Lender and the Credit Parties under the Facility Documents, are terminated, cancelled, and of no further effect;

(d)	all Security held by or granted to the Lender with respect to any Obligations of the Credit Parties, including, without limitation, security over any of the assets of the Credit Parties of whatsoever nature and kind, securing the repayment or the performance of any Obligations of the Credit Parties to the Lender, is released and discharged;

(e)	the Lender grants, releases, reconveys, transfers, reassigns, discharges, quit claims and surrenders to each of the Credit Parties, without representation by or recourse to the Lender, all of their properties and assets now covered or intended to be covered by the Security, to have and to hold such properties and assets forever and absolutely freed, acquitted, discharged and released of and from the Security and from the Obligations (other than any Continuing Obligations);

(f)	the Lender irrevocably and unconditionally releases any right, title, and interest in and to any insurance policies or proceeds thereof that the Credit Parties maintain;

(g)	promptly after the Release Date, the Lender shall, at the Credit Parties’ expense, execute all such termination and release agreements and other documents as may be necessary to discharge the Security;

(h)	the Lender irrevocably authorizes and directs the Credit Parties and any of their respective agents, at the Credit Parties’ expense, to:

(i)	complete, file, and register discharges for any registrations or other lien filings that may be outstanding in favour of the Lender against the Credit Parties in connection with the Security (including those registrations listed on Schedule C (Registrations)); and

(ii)	delete any of the Lender’s name as mortgagee, loss payee or additional insured, as the case may be, on any insurance policy under which the Credit Parties are the insured; and

(i)	promptly after the Release Date, the Lender shall deliver (or direct its agent or agents to deliver) to the Borrower or as the Borrower directs in accordance with its instructions, the possessory collateral listed in Schedule D; and

(j)	each party signatory hereto hereby irrevocably and unconditionally releases each other party signatory hereto and their respective subsidiaries and affiliates and each of their respective directors, officers, agents, employees, successors, and assigns, both former and present from and against all claims, demands, causes of action, damages, losses, or liability of any kind that the releasing party ever had, now has, or may hereafter have for, by reason of, or in any way arising out of or in connection with the Facility or the Facility Documents, except for any Continuing Obligations.

5.	Representations and Warranties.

The Lender represents and warrants that it has not sold, transferred, assigned, granted, or otherwise disposed of, or agreed to sell, transfer, assign, grant, or otherwise dispose of, any of the Credit Agreement, the Security, the other Facility Documents, the Facility or the Obligations.

6.	Acknowledgment.

The Credit Parties acknowledge and confirm that neither this Agreement nor any payout or discharge of the Facility, the Facility Documents or the Obligations shall affect or result in any termination, release or discharge of the Sprott Royalty or any recording, filing or registration in respect thereof, including but not limited to the Royalty Deed and Memorandum of Royalty Agreement recorded in Pershing County, Nevada on May 29, 2020 under Doc # 508642 and in Humboldt County, Nevada on May 29, 2020 under no. 2020-01918, or any security therefor, including but not limited to the Deed of Trust, Assignment of Leases, Rents and Contracts, Security Agreement and Fixture Filing of Hycroft Resources recorded in Pershing County, Nevada on May 29, 2020 under Doc # 508643 and in Humboldt County, Nevada on May 29, 2020 under no. 2020-01919, all of which is and shall remain in full force and effect, unamended.

7.	Payment of Costs.

Each of the Credit Parties will be liable for all out-of-pocket fees, expenses and disbursements that the Lender or its legal counsel reasonably incurs or charges in connection with this Agreement and the performance of their obligations under this Agreement to the extent not included in the Payout Amount and shall pay all such amounts promptly upon presentment of invoices.

8.	Further Assurances.

The Lender will, at the Credit Parties’ expense, promptly sign (or cause to be signed) all further documents, instruments, agreements or other items, do (or cause to be done) all further acts, and provide all reasonable assurances as may reasonably be necessary or desirable to give effect to the terms of this Agreement, including without limitation evidencing or providing for the release and discharge of all of the security interests granted under the Security documents and the termination of the Security documents.

9.	Binding Effect.

This Agreement will become effective only upon execution thereof by all parties hereto and return of a fully executed copy to the Lender. Subject to the foregoing, this Agreement will enure to the benefit of and be binding on the parties hereto and their respective successors and permitted assigns under the Credit Agreement.

10.	Governing Law and Jurisdiction.

The laws of the Province of British Columbia and the federal laws of Canada applicable in the Province of Ontario, excluding any rule or principle of conflicts of law that may provide otherwise, govern this Agreement.

11.	Counterparts.

This Agreement may be signed in any number of counterparts, each of which is an original, and all of which taken together constitute one single document. Counterparts may be transmitted by fax or in electronically scanned form. Parties transmitting electronically will also deliver the original counterpart to each other party, but failure to do so does not invalidate this Agreement.

12.	Effectiveness.

This Agreement will terminate and cease to be of any force and effect if the Payout Amount (including the applicable Per Diem Amount) is not fully, irrevocably and unconditionally paid, released and received by the Lender as contemplated in this Agreement on or before 2:00 p.m. (Toronto time) on October 17, 2025.

[Signature pages follow]

Yours truly,

LENDER:

SPROTT PRIVATE RESOURCE LENDING II (COLLECTOR), LP, by its general partner, Sprott Resource Lending Corp.

Per:
Authorized Signatory

Per:
Authorized Signatory

ARRANGER

SPROTT RESOURCE LENDING CORP.

Per:
Authorized Signatory

Per:
Authorized Signatory

Signature page to Sprott Payout Letter

ACCEPTED AND AGREED TO:

October 15, 2025

BORROWER:

HYCROFT MINING HOLDING CORPORATION

Per:
Authorized Signatory

GUARANTORS:

AUTAR GOLD CORPORATION

Per:
Authorized Signatory

AUXAG MINING CORPORATION

Per:
Authorized Signatory

HYCROFT RESOURCES & DEVELOPMENT, LLC

Per:
Authorized Signatory

ALLIED VGH LLC

Per:
Authorized Signatory

Signature page to Sprott Payout Letter

SCHEDULE A

PAYOUT AMOUNT

1.	Outstanding principal balance of the Facility:	USD	$15,000,000.00

2.	Accrued and unpaid interest and fees on the Facility:	USD	$63,987.50

3.	Lender costs and expenses, including legal fees:	USD	$32,712.69

	SUBTOTAL:	USD	$15,096,700.19

PER DIEM AMOUNT:

1.	Per diem interest on the Facility:	USD	$4,265.83

WIRE TRANSFER INFORMATION OF THE LENDER:

Account with Bank:	Royal Bank of Canada Transit: 00002 200 Bay St PO Box 1 Toronto, Ontario M5W 1P9 Swift: ROYCCAT2 Sort: CC000300002

Intermediary Bank:	JP Morgan New York, NY USA ABA: 021000021 Swift: CHASUS33

Beneficiary Customer:	SPROTT PRIVATE RESOURCE LENDING II (COLLECTOR), LP Royal Bank Plaza South Tower 200 Bay Street Toronto, Ontario M5J 2J1 Transit: 00002 USD Account: 4087201

SCHEDULE B

SECURITY

1.	Security agreement of the Credit Parties governed by the laws of the State of Nevada, pursuant to which the Credit Parties granted to and in favour of the Lender a first priority Encumbrance over all of its present and after-acquired personal property, subject only to Permitted Encumbrances.

2.	Pledge agreement of the Credit Parties governed by the laws of the State of Nevada, pursuant to which the Credit Parties pledged and granted to and in favour of the Lender a first priority Encumbrance over the Collateral (as defined therein).

3.	Guarantee from Intermediate Co.

4.	Guarantee from Acquisition Sub.

5.	Guarantee and Hycroft Resources.

6.	Guarantee from Allied VGH.

7.	Deed of trust, assignment of leases, rents and contracts, security agreement and fixture filing of the Borrower and Hycroft Resources in respect of the Project recorded in the State of Nevada, pursuant to which each of the Borrower and Hycroft Resources granted to and in favour of the Lender a first priority Encumbrance over all of its present and after-acquired property, including but not limited to all assets and interests comprising the Project, subject only to Permitted Encumbrances.

SCHEDULE C

REGISTRATIONS

1.	UCC financing statement with initial filing no. 2020 3768928 against Hycroft Mining Holding Corporation in favour of Sprott Private Resource Lending II (Collector), LP for all assets of Debtor, whether now existing or hereafter from time to time acquired, including all cash and non-cash products, additions, substitutions, replacements, proceeds and accessions thereof, as amended by UCC financing statement amendment with amendment no. 2025 3603930 to continue for the additional period provided by applicable law.

2.	UCC financing statement with initial filing no. 2020 3768613 against Muds Holdco, Inc. in favour of Sprott Private Resource Lending II (Collector), LP for all assets of Debtor, whether now existing or hereafter from time to time acquired, including all cash and non-cash products, additions, substitutions, replacements, proceeds and accessions thereof, as amended by UCC financing statement amendment with amendment no. 2020 4414191 changing organization’s name from Muds Holdco, Inc. to AuxAg Mining Corporation, as further amended by UCC financing statement amendment with amendment no. 2025 3604151 to continue for the additional period provided by applicable law.

3.	UCC financing statement with initial filing no. 2020 3768837 against Muds Acquisition Sub, Inc. in favour of Sprott Private Resource Lending II (Collector), LP for all assets of Debtor, whether now existing or hereafter from time to time acquired, including all cash and non-cash products, additions, substitutions, replacements, proceeds and accessions thereof, as amended by UCC financing statement amendment with amendment no. 2020 4414050 changing organization’s name from Muds Acquisition Sub, Inc. to Autar Gold Corporation, as further amended by UCC financing statement amendment with amendment no. 2025 3604334 to continue for the additional period provided by applicable law.

4.	UCC financing statement with initial filing no. 2020 3769116 against Hycroft Resources & Development, LLC in favour of Sprott Private Resource Lending II (Collector), LP for all assets of Debtor, whether now existing or hereafter from time to time acquired, including all cash and non-cash products, additions, substitutions, replacements, proceeds and accessions thereof, as amended by UCC financing statement amendment with amendment no. 2025 3604441 to continue for the additional period provided by applicable law.

5.	UCC financing statement with initial filing no. 2020 3769009 against Allied VGH LLC in favour of Sprott Private Resource Lending II (Collector), LP for all assets of Debtor, whether now existing or hereafter from time to time acquired, including all cash and non-cash products, additions, substitutions, replacements, proceeds and accessions thereof, as amended by UCC financing statement amendment with amendment no. 2025 3604516 to continue for the additional period provided by applicable law.

SCHEDULE D

POSSESSORY COLLATERAL

1.	Share certificate no.1 for 100 shares of common stock of Autar Gold Corporation registered in the name of AuxAg Mining Corporation and the corresponding stock transfer power.

2.	Share certificate no.1 for 100 shares of common stock of AuxAg Mining Corporation registered in the name of Hycroft Mining Holding Corporation and the corresponding stock transfer power.